Gain on realization of marketable securities	12 Months Ended
Dec. 31, 2016
Marketable Securities, Gain (Loss) [Abstract]
Gain on realization of marketable securities
Gain on realization of marketable securities

In April 2014, the Company sold a portion of its investment in SapuraKencana and received proceeds of $297 million, net of transaction costs. As a result of the sale, a gain of $131 million was recognized in the Consolidated Statement of Operations within “Gain on realization of marketable securities”, including amounts which had been previously recognized in other comprehensive income. As a result of this transaction, the Company's ownership interest in SapuraKencana’s outstanding common shares was 8.18%. In April 2016, the Company disposed of its shareholding in SapuraKencana, refer to Note 8 "Impairment loss on marketable securities and investments in associated companies" for more information.